UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: October 6, 2015

ContraVir Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36856	46-2783806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Thornall Street, First Floor, Edison, NJ 08837

(Address of Principal Executive Offices)   (Zip Code)

(732) 902-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On October 7, 2015, ContraVir Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Laidlaw & Company (UK) Ltd. as representative of the several underwriters listed on Schedule I thereto (the “Underwriters”), relating to the public offering and sale (the “Offering”) of (a) 5,000,000 shares of the Company’s common stock and (b) warrants to purchase up to 3,000,000 shares of the Company’s common stock, at a fixed combined price to the public of $3.00 (the “Offering Price”). The shares of common stock and warrants will be issued separately.  The warrants are immediately exercisable and will be exercisable for a period of five years following the issuance thereof at an exercise price of $4.25 per share.  The warrants will be certificated, and will be delivered to the investors by physical delivery at the closing. There is not nor is there expected to be any trading market for the warrants issued in the offering contemplated by the Underwriting Agreement. The Company has also granted the Underwriters a 45-day option to purchase up to an additional 750,000 additional shares of common stock and additional warrants to purchase up to 450,000 shares of common stock at the Offering Price. The gross proceeds to the Company are expected to be $15,000,000, before deducting the underwriting discount and other estimated offering expenses payable by the Company and assuming no exercise of the overallotment option.  If the warrants are exercised in full, ContraVir will receive additional proceeds of approximately $12,750,000, assuming no exercise of the overallotment option.  The sale of such shares and warrants is expected to close on October 13, 2015, subject to customary closing conditions.

The common stock, the warrants, and the shares of common stock issuable from time to time upon exercise of the warrants, are being offered and sold pursuant to the Company’s effective shelf registration statement on Form S-3 and an accompanying prospectus (Registration Statement No. 333-202625) declared effective by the SEC on March 18, 2015, a preliminary prospectus supplement and final prospectus supplement filed with the SEC on October 6, 2015 and October 7, 2015, respectively, in connection with the Company’s takedown relating to the Offering.  A copy of the opinion of Sichenzia Ross Friedman Ference LLP relating to the legality of the issuance and sale of the securities in this Offering is attached as Exhibit 5.1 hereto.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The underwriting agreement is attached hereto as an exhibit to provide interested persons with information regarding its terms, but is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.

Pursuant to the Underwriting Agreement, subject to certain exceptions, the Company, its directors and officers have agreed not to sell or otherwise dispose of any of the Company’s securities held by them for a period ending 60 days after the date of the Underwriting Agreement without first obtaining the written consent of Laidlaw & Company (UK) Ltd., as representative of the Underwriters, subject to certain exceptions.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and a copy of the form of warrant is attached hereto as Exhibit 4.1 and both are incorporated herein by reference. The foregoing description of the terms of the Underwriting Agreement and the warrant is qualified in its entirety by reference to such exhibit.

Item 8.01.  Other Events.

On October 6, 2015 the Company issued a press release announcing it had commenced the Offering.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 7, 2015, the Company issued a press release announcing that it had priced the Offering. A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements that involve a number of risks and uncertainties.  Such forward-looking statements include statements about the expected settlement of the sale and purchase of securities described herein and the Company’s receipt of net proceeds therefrom.  For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995.  Actual events or results may differ materially from the Company’s expectations.  Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to satisfy applicable closing conditions under the Underwriting Agreement.  Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Prospectus Supplement and accompanying prospectus and the Company’s reports filed with the Securities and Exchange Commission.

Item 9.01.	Exhibits.

Exhibit
No.	Description
1.1	Underwriting Agreement, dated October 7, 2015, by and among ContraVir Pharmaceuticals, Inc. and the underwriters named on Schedule I thereto
4.1	Form of Warrant issued to the investors
5.1	Opinion of Sichenzia Ross Friedman Ference LLP
23.1	Consent of Sichenzia Ross Friedman Ference LLP (included in Exhibit 5.1)
99.1	Press Release, dated October 6, 2015
99.2	Press Release, dated October 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ContraVir Pharmaceuticals, Inc.

By:	/s/ James Sapirstein
James Sapirstein
Chief Executive Officer

Dated: October 7, 2015

Exhibit Index

Exhibit
No.	Description
1.1	Underwriting Agreement, dated October 7, 2015, by and among ContraVir Pharmaceuticals, Inc. and the underwriters named on Schedule I thereto
4.1	Form of Warrant issued to the investors
5.1	Opinion of Sichenzia Ross Friedman Ference LLP
23.1	Consent of Sichenzia Ross Friedman Ference LLP (included in Exhibit 5.1)
99.1	Press Release, dated October 6, 2015
99.2	Press Release, dated October 7, 2015